Fees Summary	Dec. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 154,204,000.00
Previously Paid Amount	0.00
Total Fee Amount	21,295.57
Total Offset Amount	0.00
Net Fee	$ 21,295.57
Final Prospectus	false